Supplement dated February 12, 2021
to the Prospectus and Summary Prospectus, as supplemented, if applicable, of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Emerging Markets Fund	1/1/2021
Effective March 1, 2021 (the Effective Date), the information with respect to the Shareholder Fees and Annual Fund Operating Expenses tables under the caption “Fees and Expenses of the Fund” in the “Summary of the Fund” section of the Fund's prospectus and summary prospectus is hereby superseded and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may be required to pay such brokerage commissions and other fees to financial intermediaries when transacting in any class of Fund shares, including those that do not assess any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. Such brokerage commissions and other fees are set by the financial intermediary. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 27 of the Fund’s prospectus, in Appendix A to the prospectus beginning on page A-1 and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes Adv, Inst, Inst2, Inst3 and R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	1.00% (b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3	Class R
Management fees	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses	0.27%	0.27%	0.27%	0.27%	0.13%	0.08%	0.27%
Total annual Fund operating expenses	1.55%	1.30%	2.30%	1.30%	1.16%	1.11%	1.80%
Less: Fee waivers and/or expense reimbursements(c)	(0.08%)	(0.08%)	(0.08%)	(0.08%)	(0.05%)	(0.04%)	(0.08%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.47%	1.22%	2.22%	1.22%	1.11%	1.07%	1.72%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through December 31, 2022, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.47% for Class A, 1.22% for Class Adv, 2.22% for Class C, 1.22% for Class Inst, 1.11% for Class Inst2, 1.07% for Class Inst3 and 1.72% for Class R.
SUP142_08_006_(02/21)

On the Effective Date, the expense example table under the caption “Fees and Expenses of the Fund – Example,” and the paragraph that immediately precedes it, in the “Summary of the Fund” section of the Fund's prospectus and summary prospectus are hereby superseded and replaced with the following:
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$716	$1,029	$1,364	$2,308
Class Adv (whether or not shares are redeemed)	$124	$ 404	$ 705	$1,561
Class C (assuming redemption of all shares at the end of the period)	$325	$ 711	$1,223	$2,630
Class C (assuming no redemption of shares)	$225	$ 711	$1,223	$2,630
Class Inst (whether or not shares are redeemed)	$124	$ 404	$ 705	$1,561
Class Inst2 (whether or not shares are redeemed)	$113	$ 364	$ 634	$1,405
Class Inst3 (whether or not shares are redeemed)	$109	$ 349	$ 608	$1,348
Class R (whether or not shares are redeemed)	$175	$ 559	$ 967	$2,109
The rest of the section remains the same.
On the Effective Date, information that appears under the heading “Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance,” and the paragraph that immediately precedes it, in the “More Information About the Fund” section of the Fund's Prospectus are hereby deleted and replaced with the following:
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through December 31, 2022, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Emerging Markets Fund
Class A	1.47%
Class Adv	1.22%
Class C	2.22%
Class Inst	1.22%
Class Inst2	1.11%
Class Inst3	1.07%
Class R	1.72%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates and any predecessor firms that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP142_08_006_(02/21)